UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

Smith & Wesson Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts 01104

(Address of principal executive offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	SWBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Guaranty.

On October 26, 2017, Smith & Wesson Brands, Inc. (formerly known as American Outdoor Brands Corporation) (“SWBI”) entered into a guaranty (the “Guaranty) in favor of Ryan Boone County, LLC (“Landlord”) related to a lease agreement, dated October 26, 2017, between Smith & Wesson Sales Company (formerly Smith & Wesson Corp.) (“SWSC”) and Landlord concerning certain real property located in Boone County, Missouri, as subsequently amended on October 25, 2018 and January 31, 2019 (together, the “Lease”). On January 31, 2023, SWBI and SWSC entered into an amended and restated guaranty (the “A&R Guaranty”) in favor of RCS – S&W Facility, LLC, as successor in interest to the Landlord, pursuant to which SWSC has been added as a guarantor.

The terms of the A&R Guaranty are substantially similar to the terms of the Guaranty.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the A&R Guaranty, and is subject to and qualified in its entirety by reference to the full text of the A&R Guaranty, which is attached as Exhibit 10.134 and incorporated by reference herein.

Assignment and Assumption Agreement.

On January 31, 2023, SWSC and American Outdoor Brands, Inc. (“AOB”) entered into an assignment and assumption of lease agreement (the “Assignment Agreement”), pursuant to which SWSC will assign, and AOB will assume, all of SWSC’s rights, entitlement and obligations in, to and under the Lease, in each case effective on January 1, 2024 (the “Assignment Date”). The Assignment Agreement is subject to a number of conditions precedent, including, but not limited to, (i) delivery by SWSC to AOB and Landlord of executed copies of certain incentive assignment documents, including those related to a real property incentive agreement and a personal property incentive agreement; (ii) delivery by SWSC and AOB of written notice to Boone County, Missouri and the Missouri Development Finance Board; (iii) approval by Boone County, Missouri of the assignment prior to the Assignment Date; and (iv) receipt by SWSC of the Landlord Release (as defined therein). If any of the conditions precedent are not satisfied on or before the Assignment Date, each of SWSC and AOB may terminate the Assignment Agreement.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Assignment Agreement, and is subject to and qualified in its entirety by reference to the full text of the Assignment Agreement, which is attached as Exhibit 10.135 and incorporated by reference herein.

Design-Build Agreement.

On February 2, 2023, we entered into a design-build agreement (the “Construction Contract”) with The Christman Company (“Christman”) related to the construction of our new distribution facility and corporate office headquarters in Maryville, Tennessee, which we announced on September 30, 2021. The Construction Contract, which has an effective date of September 13, 2021, incorporates the arrangements under which we and Christman have been proceeding.

Pursuant to the Construction Contract, Christman is obligated to deliver certain services, including, among others, design phase services and construction phase services, and we are obligated to pay Christman for services performed. The parties to the Construction Contract have jointly agreed that Christman will perform, and complete, the Work (as defined therein) on a cost plus basis for a guaranteed maximum price of $114,533,853, including contingencies. Due to the impact of inflation and supply chain issues, we continue to believe that we will spend more than $120 million on the project in aggregate.

The Construction Contract includes terms that are customary for contracts of this type, including with respect to indemnification and insurance. The Construction Contract lists certain contract milestones and guaranteed completion dates, and we will be entitled to liquidated damages under certain circumstances. Each party to the Construction Contract is entitled to terminate the Construction Contract under certain circumstances.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Construction Contract, and is subject to and qualified in its entirety by reference to the full text of the Construction Contract, which is attached hereto as Exhibit 10.136 and incorporated by reference herein.

Safe Harbor Statement

Certain statements contained in this report may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. Such forward-looking statements include, among others, that we continue to believe that we will spend more than $120 million on the construction project in Tennessee in aggregate. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the impact of lawsuits; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the impact of inflation and supply chain disruptions; our ability to effectively manage and execute the planned relocation of our headquarters and certain of our operations to Tennessee; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2022.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.

10.134	Amended and Restated Guaranty, dated January 31, 2023.

10.135	Assignment and Assumption of Lease Agreement, dated January 31, 2023, between Smith & Wesson Sales Company and American Outdoor Brands, Inc.

10.136*	Standard Design-Build Agreement and General Conditions, dated February 2, 2023, between Smith & Wesson Brands, Inc. and The Christman Company. (portions of the exhibit have been omitted)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits have bene omitted from this filing pursuant to Instruction 4 to Item 1.01 of Form 8-K. We agree to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON BRANDS, INC.

Date: February 3, 2023	By:	/s/ Deana L. McPherson
Deana L. McPherson
Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary